Concentrations	12 Months Ended
Sep. 30, 2016
Risks and Uncertainties [Abstract]
Concentrations

12. Concentrations.

Market: The Company primarily serves customers in the petroleum industry in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or within these industries could have an adverse effect on our financial statements.

Customers: During fiscal 2016, the Company’s ten largest customers accounted for approximately 58.9% of our revenue and one of these customers accounted for 22.0% of our revenue. Accounts receivable from the ten largest customers was $3,998,000 and $4,596,000 at September 30, 2016 and September 30, 2015 respectively. The loss of any one of these ten customers could have a material adverse effect on the Company’s revenues and income.

Deposits: The Company places its cash and cash equivalents with high credit quality institutions. At times, such amounts may exceed FDIC limits.